EXHIBIT NO.99.4

                                                                  EXECUTION COPY


                             REGISTRATION AGREEMENT

     REGISTRATION AGREEMENT, dated as of July 16, 2002 (this "Agreement"), by and between Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Investor").

     WHEREAS, pursuant to that certain Securities Purchase and Exchange Agreement, dated as of June 13, 2002 (the "Purchase Agreement"), by and among the Company, Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), the Guarantors named therein and the Investor, the Investor has agreed to exchange 2,000,000 shares of Series A Cumulative Convertible Preferred Shares of Beneficial Interest, par value $.0l per share, of the Company (the "Preferred Shares"), for $5,000,000 in cash and the Operating Partnership's 11.5% Senior Secured Exchangeable Note in an aggregate principal amount of $37,279,909 (the "Exchangeable Note") and the Company has agreed to issue to the Investor Series A Warrants, Series B Warrants and Series C Warrants (the "Warrants"); and

     WHEREAS, the Exchangeable Note and the Warrants may be exchanged or exercised for, respectively, the Company's common shares of beneficial interest, par value $.01 per share (the "Common Shares"); and

     WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and its transferees the Common Shares issuable to the Investor or its transferees upon exchange of the Exchangeable Note and exercise of the Warrants; and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

     NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

     Section 1. Certain Definitions. Except as defined in this Section 1 or unless otherwise indicated herein, capitalized terms used in this Agreement have the same meanings set forth in the Purchase Agreement. In this Agreement the following terms shall have the following respective meanings:

               "Accredited Investor" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

               "Exchangeable Note" shall have the meaning ascribed to it in the recitals to this Agreement.

               "Holders" shall mean each Person holding Registrable Shares.

               "Indemnified  Party"  shall have the  meaning  ascribed  to it in
Section 6(c) of this Agreement.

               "Indemnifying  Party"  shall have the  meaning  ascribed to it in
Section 6(c) of this Agreement.

               "Piggyback  Notice"  shall  have the  meaning  ascribed  to it in
Section 3(a) of this Agreement.

               "Piggyback Registration" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

     The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Securities and Exchange Commission.

     "Registrable Shares" means (i) the Common Shares or other securities issued or issuable upon exchange or exercise, as applicable, of the Exchangeable Note or the Warrants and (ii) any Common Shares or other securities issued or issuable with respect to the securities referred to in clause (i) above by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds any portion of the Exchangeable Note or Warrants (that is, the Lender or its permitted transferees) shall be deemed to be the Holder of the Registrable Shares obtainable upon exchange or exercise of such portion of the Exchangeable Note or the Warrants in connection with the transfer thereof or otherwise regardless of any restriction or limitation on such exchange or exercise, such Registrable Shares shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a Holder of Registrable Shares hereunder. As to any particular Registrable Shares, such shares shall cease to be Registrable Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) or (c) repurchased by the Company, the Operating Partnership or any Subsidiary.

     "Registration Expenses" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

     "Registration Request" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

     "Rule 144" shall mean Rule 144 (or any successor provision) promulgated by the Securities and Exchange Commission under the Securities Act.

     "Selling   Expenses"  shall  mean  all  underwriting   discounts,   selling
commissions  and stock  transfer  taxes  applicable  to any sale of  Registrable
Shares.

     Section 2. Demand Registration.

     (a) Upon receipt of a written request (a "Registration Request") from Holders holding a majority of the Registrable Shares, the Company shall (i) promptly give notice of the Registration Request to all non-requesting Holders and (ii) prepare and file with the Securities and Exchange Commission, within 60 days after its receipt of such Registration Request a registration statement for the purpose of effecting a Registration of the sale of all Registrable Shares by the requesting Holders and any other Holder who requests to have his Registrable Shares included in such registration statement within 10 days after receipt of notice by such Holder of the Registration Request; provided, that such period shall be 30 days if the Company is or will be by the filing date eligible to use Form S-3 for this purpose. The Company shall use its reasonable best efforts to effect such Registration as soon as practicable but not later than 120 days (90 days if the Company is or will be by the filing date eligible to use Form S-3 for this purpose) after its receipt of such Registration Request (including, without limitation, appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the earlier of (i) the third anniversary of the date hereof,
(ii) the date on which all then remaining Registrable Shares have been sold pursuant to such registration statement or Rule 144, and (iii) the date on which, in the reasonable opinion of counsel to the Company (which counsel shall be Winston & Strawn or such other firm as is reasonably satisfactory to Holders of a majority of the Registrable Shares), all then remaining Registrable Shares may be sold in accordance with Rule 144(k); provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction; provided, further, that if the Holders desire to exercise their registration right pursuant to this Section 2 at any time when the Company is not and will not by the filing date be eligible to use Form S-3 under the Securities Act, then at the time of exercising their right, the Holders shall provide the Company with a written assurance that they have a reasonable expectation of selling the Registrable Shares being registered within 120 days after the registration statement is declared effective, subject to circumstances unforeseen by the Holders at the time of the request. If (i) the requesting Holders have not sold all of the Registrable Shares for which they requested registration within the 120-day period referred to in the proviso contained in the previous sentence for any reason which could reasonably have been foreseen by the Holders (which foreseen reasons shall not include declines in the market price of the Registrable Shares), or (ii) in the event that such Registrable Shares are not sold within 210 days after the registration statement is declared effective, the Company shall have the right to withdraw the registration statement. If the Company so withdraws the registration statement, the Holders shall once again be entitled to exercise their demand rights under this Section
2. After a registration statement withdrawal as set forth above, if the Holders again request registration pursuant to this Section 2 within 12 months after such withdrawal and the Company is not and will not by the filing date be eligible to use Form S-3 under the Securities Act, the Holders shall again provide the Company with a written assurance that they reasonably expect to sell the Registrable Shares being registered within 120 days after the registration statement is declared effective, subject to circumstances unforeseen by the Holders at the time of the request. If the requesting Holders have not sold all of the Registrable Shares for which they requested registration within such 120-day period referred to in the previous sentence for any reason which could reasonably have been foreseen by the Holders (which foreseen reasons shall not include declines in the market price of the Registrable Shares), the Company shall have the right to withdraw the registration statement, and the Holders shall no longer have any demand registration rights under this Section 2.

     Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 90 days in the aggregate during any twelve-month period, if the Company shall furnish to the Holders a certificate signed by an executive officer or any trustee of the Company stating that, in the good faith judgment of the Company, it would cause a material hardship to the Company and its shareholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement), and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

     (b) Unless approved by the Company and Holders of a majority of the Registrable Securities who have requested inclusion in such Registration, no securities other than Registrable Securities shall be included in such Registration.

     (c) If requested by Holders of a majority of the Registrable Securities who have requested inclusion in such Registration, any offering pursuant to such Registration shall be underwritten by such investment bank(s) and manager(s) as may be reasonably acceptable to the Company and such Holders. If requested by such underwriters, the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms which are customarily contained in agreements of this type. The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representation or warranties required by law.

     Section 3. Piggyback Registrations.

     (a) So long as the Lender holds at least 25% of the Registrable Shares, if the Company proposes to register any of its common equity securities or any securities convertible into or exchangeable or exercisable for its common equity securities under the Securities Act (other than pursuant to (i) a registration statement filed pursuant to Rule 415 under the Securities Act solely in connection with a primary registration, (ii) a registration on Form S-4 or any successor form, or (iii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration (each a "Piggyback Notice") and, subject to subparagraph 3(c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten (10) days after the date of giving the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would adversely interfere with such offering, adversely affect the Company's securities in the public markets, or otherwise adversely affect the Company. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

     (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range reasonably acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the Holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of shares requested for inclusion in such registration by each such Holder; provided, however, that if any of the agreements listed in
Schedule 1 hereto (so long as such agreements are in effect and have not been modified or extended) require a different priority, then such priority shall be applied.

     (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Shares, and, if the Piggyback Registration is not an underwritten offering, the Company in its reasonable judgement determines that, or in the case of an underwritten Piggyback Registration, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of shares requested for inclusion in such registration by each such holder; provided, however, that if any of the agreements listed in Schedule 1 hereto (so long as such agreements are in effect and have not been modified or extended) require a different priority, then such priority shall be applied.

     (d) In the case of an underwritten Piggyback Registration, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.

     Section 4. Registration Procedures.

     (a) The Company shall promptly notify the Holders of the occurrence of the following events:

          (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Securities and Exchange Commission has become effective;

          (ii) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

          (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) hereof;

          (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

          (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

     The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Investor agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 4(a)(ii), (iii), (iv) or (v) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made.

     (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange, Inc. (or, if the Common Shares are no longer listed thereon, with such other securities exchange or market on which the Common Shares are then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

     (c) The Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 4(c) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

     (d) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) The Company agrees to use its reasonable best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed.

     (f) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Securities Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

     (g) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two Business Days prior to any sale of Registrable Shares.

     Section 5. Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

     Section 6. Indemnification.

     (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act (the "Holder Entities"), against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by any of the Holder Entities or underwriter for inclusion therein.

     (b) Each Holder will indemnify the Company, each of its trustees and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or any of its officers or directors or any Person controlling such Holder for inclusion therein.

     (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 6 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from, in conflict with or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an Indemnified Party under this Section 6 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d).

     (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 6 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

     Section 7. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within ten (10) days of receipt of the Company's request, the Company's obligations under Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

     Section 8. Undertaking to Participate in Underwriting. If the Holders of at least 1,000,000 Registrable Shares (such number to be equitably adjusted for stock splits, stock dividends, share combinations and recapitalizations) shall propose to sell Registrable Shares in an underwritten public offering, the Company shall make available members of the management of the Company and its Affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with the underwriters and their counsel and road shows) and shall enter into an underwriting agreement containing customary terms and conditions reasonably acceptable to the Company for such types of offerings.

     Section 9. Rule 144 Sales.

     (a) The Company covenants that it will file the reports required to be filed by the Company under the Securities Exchange Act, so as to comply with Rule 144(c) or any successor rule.

     (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two Business Days prior to any sale of Registrable Shares.

     Section 10. Miscellaneous.

     (a) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

     (b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     (c) Amendment. The provisions of this Agreement may be supplemented, modified, waived, amended or terminated only upon the prior written consent of the Company and Holders of at least a majority of the Registrable Shares.

     (d) Notices, etc. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be deemed to have been given (i) if personally delivered, when delivered to the recipient,
(ii) if sent to the recipient by reputable overnight courier service (charges prepaid), when received by the recipient or (iii) if mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, the earlier of the date received by recipient and five days after mailing. Notices shall be addressed as follows: (a) if to the Investor, at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or
(b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President with a copy addressed to the attention of the General Counsel, or at such other address or fax number as the Company shall have furnished to the Investors or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

     (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided, that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     (g) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

     (h) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns.

     (i) Remedies. The Company and the Investor acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (j) Attorneys' Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

                                   [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            PRIME GROUP REALTY TRUST

                            By:/s/ Louis G. Conforti
                               ---------------------

                            Name:  Louis G. Conforti
                                   -----------------

                            Title: Co-President
                                   -----------------


                            SECURITY CAPITAL PREFERRED GROWTH
                            INCORPORATED


                            By:    /s/ David E. Rosenbaum
                                   ------------------------

                            Name:  David E. Rosenbaum
                                   ----------------------

                            Title: Senior Vice President
                                   ---------------------

                            Security Capital Preferred Growth Incorporated 11 South LaSalle Street
                            Chicago, IL 60603
                            (312) 345-5891
                            (312) 345-5882 (fax)

                                                                      Schedule 1


1. Registration Rights Agreement, dated as of November 17, 1997, among Prime Group Realty Trust, Prime Group Realty, L.P., Primestone Investment Partners, L.P., Edward S. Hadesman Trust dated May 22, 1992, and the other parties signatory thereto.

2. Registration Rights Agreement, dated as of December 15, 1997, among Prime Group Realty Trust, Prime Group Realty, L.P., H Group LLC and the other Investors (as defined therein).